                         WAIVER AND EXTENSION AGREEMENT

         WAIVER AND EXTENSION AGREEMENT, dated as of October 29, 1999 (the "Waiver"), to the CREDIT AGREEMENT (as defined below) among VENTAS REALTY, LIMITED PARTNERSHIP, (the "Borrower"), BANK OF AMERICA, N.A. (F/K/A NATIONSBANK, N.A.), as a Lender and as Administrative Agent for the Lenders under the Credit Agreement (the "Administrative Agent"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Lender and a Documentation Agent for the Lenders under the Credit Agreement (the " Documentation Agent" and together with the Administrative Agent, the "Agents") and each of the institutions party to the Credit Agreement that has executed and delivered a counterpart signature page hereto (each a "Consenting Lender"):

                              W I T N E S S E T H:

         WHEREAS, the Borrower, each of the financial institutions from time to time party thereto as lenders (together with their successors and assigns, the "Lenders") and the Agents are parties to that certain Credit Agreement, dated as of April 29, 1998 (as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower, Ventas, Inc. ("Ventas") and the Documentation Agent (on behalf of itself and the Lenders) are parties to that certain Pledge and Security Agreement dated as of April 29, 1998 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the "Pledge Agreement"); and

         WHEREAS, the Borrower has requested (i) an extension of the Maturity Date with respect to the Tranche A Loans under the Credit Agreement and (ii) certain waivers under the Credit Agreement, and, subject to the terms and conditions hereof, the Consenting Lenders are willing to grant such extension and waivers, but only upon the terms and conditions set forth herein;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         Section 1. Definitions. Unless otherwise defined herein, all terms that are defined in the Credit Agreement shall have the same meanings when used herein. As used herein, the following additional terms have the following meaning:

         "Effective Date" shall have the meaning set forth in Section 7 of this Waiver.

         "Rent Stipulation" shall mean that certain "Stipulation and Order pursuant to Section 365 of the Bankruptcy Code regarding Vencor, Inc., Vencor Operating, Inc., and Vencor Nursing Centers Limited Partnership's performance of obligations under and extending the time within which Vencor may accept or reject certain agreements among Vencor, Inc., Vencor Operating, Inc., Vencor Nursing Centers Limited Partnership, Ventas and the Borrower," dated September 13, 1999 and as entered in Vencor's case under Chapter 11 of the U.S. Bankruptcy Code, without reference to any amendment or modification thereof.

         "Vencor" shall mean collectively Vencor, Inc. and each of its subsidiaries which filed for protection under Title 11 of the United States Bankruptcy Code on September 13, 1999.

         "Waiver Period" shall mean the period commencing on the Effective Date and extending through and including the earlier of: (i) an Event of Default under the Credit Agreement (that is not herein specifically waived) occurs and is continuing; (ii) Vencor's case under Chapter 11 of the U.S. Bankruptcy Case shall become a liquidating Chapter 11 or shall be converted to a case under Chapter 7 of the Bankruptcy Code;
         (iii) the Borrower's failure to comply with any covenant set forth in
         Section 4 of this Waiver or (iv) 5:00 p.m. (eastern time) on February 28, 2000.

         "Waiver Termination Date" shall mean the date upon which the Waiver Period terminates.

         Section 2.1 Extension of Maturity Date for the Tranche A Loan The Tranche A Banks (the "Tranche A Lenders") party to this Waiver hereby extend the Maturity Date of their Tranche A Loans through and including the Waiver Termination Date.

         Section 2.2 Waiver of Certain Defaults under the Credit Agreement. With respect to all Loans and other Obligations, the Lenders hereby waive, for the Waiver Period only, any Event of Default which:

                  (i) occurs or may have occurred and may be continuing as a result of the Borrower's failure to comply with the provisions of Sections 5.8(a)-(e) and (h) of the Credit Agreement;

                  (ii) occurs or may have occurred and may be continuing as a result of the Borrower's failure to comply with the provisions of Sections 5.15 of the Credit Agreement solely as a result of the Borrower's participation, up to an aggregate amount not to exceed $5 million, in a Vencor rights offering which is made available to the Borrower and other classes of creditors of Vencor, and provided that (A) the securities acquired by the Borrower in the Vencor rights offering are to be distributed to Ventas shareholders in full or partial satisfaction of Ventas' minimum REIT dividend, and (B) the terms and conditions of the Vencor rights offering and the Borrower's participation therein shall be reasonably acceptable to the Agents;

                  (iii) occurs or may have occurred and may be continuing under
                  Section 6.1(a) of the Credit Agreement solely as it relates to the Borrower's failure to pay when due the principal of the Tranche A Loans or amounts, if any, pursuant to Section 2.7(e) of the Credit Agreement;

                  (iv) without conceding that such waiver is required, occurs or may have occurred and may be continuing under Section 6.1(b) of the Credit Agreement solely as its relates to the failure to comply with Section 5.23 of the Credit Agreement arising out of the Rent Stipulation and that certain Tolling Agreement, dated April 12, 1999, as amended, and that certain Second Standstill Agreement, dated April 12, 1999, as amended; and

                  (v) occurs or may have occurred and may be continuing under
                  Section 6.1(e) of the Credit Agreement solely as it relates to the Borrower's failure to pay when due the principal of the Tranche A Loans.

         From and after the Waiver Termination Date, such Events of Defaults, if any, shall be considered and treated as an Event of Default under the Credit Agreement, and all rights, privileges and remedies of the Agents and the Lenders relating thereto under the Credit Agreement and the Loan Documents shall be fully effective and enforceable as if this Waiver had never been granted.

         The Waivers set forth in this Section 2.2 shall not be binding with respect to those Tranche A Loans held by Non-Consenting Tranche A Lenders (as defined herein), if any.

         Section 2.3 Waiver of Certain Defaults under the Pledge Agreement. The Documentation Agent (on its own behalf and on behalf of the Lenders) hereby waives, for the Waiver Period only, any "Event of Default" that has occurred and is continuing under the Pledge Agreement solely as such defined term relates to a default or Event of Default under the Credit Agreement or any other Loan Document (as such term is defined in the Pledge Agreement) that is specifically being waived by this Waiver. Except as set forth below, from and after the Waiver Termination Date, such Event of Default, if any and if continuing, shall be considered and treated as an Event of Default under the Pledge Agreement, and all rights, privileges and remedies of the Documentation Agent relating thereto under the Pledge Agreement shall be fully effective and enforceable as if this Waiver had never been granted. Upon the occurrence of a Waiver Termination Date, the Documentation Agent will not exercise its rights and remedies and no rights will transfer under the Pledge Agreement for two (2) Business Days.

         Section 3. Borrowings and Payment of Interest. (a) The Borrower hereby agrees that (i) pursuant to and in accordance with Section 2.11(e) of the Credit Agreement, it is hereby permanently canceling and terminating, as of the Effective Date, that portion of the remaining Tranche B Commitment under the Credit Agreement which is in excess of the outstanding principal amount of Tranche B Loans currently outstanding under the Credit Agreement, and that this Waiver shall constitute the notice to the Administrative Agent, the Lenders and the Swing Lender which is required under Sections 2.11(e) of the Credit Agreement and (ii) during the Waiver Period, it will not give any Notice of Borrowing for Tranche B Loans or Swing Loans, it will not request the issuance of a Letter of Credit, and the Lenders shall have no obligation to fund any such Borrowing or to issue any such Letter of Credit.

         (b) During the Waiver Period and at any time thereafter when any Default or Event of Default has occurred and is continuing, and notwithstanding anything in the Credit Agreement to the contrary, the Borrower may not elect any Interest Period for a Euro-Dollar Loan other than one or three months, and interest payable pursuant to Section 2.7(c) of the Credit Agreement shall be payable on the last Business Day of each month, beginning on the Effective Date.

         Section 4. Additional Covenants. The Borrower hereby agrees that, during the Waiver Period:

                  (i) it will not further amend or modify, in a manner adverse to the Lenders, the Rent Stipulation in any material way except with the prior written consent of the Agents and the Super-Majority Banks;

                  (ii) it will deliver to the Administrative Agent, notice by facsimile, promptly, and in any event within 10 days, if the Rent Stipulation is terminated or if Vencor fails to pay rent to Ventas or the Borrower in accordance with the Rent Stipulation;

                  (iii) it (or Ventas) shall not declare or pay any dividend or make any other distribution of any kind to any holder of Ventas equity; and

                  (iv) it shall not make any payment of principal (or amounts, if any, required pursuant to Section 2.7(e) of the Credit Agreement) to any Tranche A Lender, if any, that is not a party to this Waiver (each a "Non-Consenting Lender"); provided, however, that if the Borrower makes any payment of principal (or amounts, if any, required pursuant to Section 2.7(e) of the Credit Agreement) to Tranche A Lenders that are parties to this Waiver, then the Borrower shall also be permitted to make such payments to those Tranche A Lenders, if any, that are not parties to this Waiver.

         Section 5. Restructuring Fee. The Borrower hereby agrees to pay to the Administrative Agent, by wire transfer of immediately available funds, for the benefit of each of the Consenting Lenders which have executed and delivered counterparts of this Waiver by 5:00 p.m. (eastern time) on the Effective Date, and in consideration of the covenants set forth in Section 15 hereof, an irrevocable and non-refundable restructuring fee in an aggregate amount equal to one quarter of one percent (1/4 of 1%) of the sum of the principal aggregate amount of all Loans outstanding under the Credit Agreement; provided, however, that if all of the Tranche A Lenders shall have executed and delivered counterparts of this Waiver by 5:00 p.m. (eastern time) on the Effective Date, then, in lieu of the foregoing, an irrevocable and non-refundable restructuring fee in an aggregate amount equal to two-fifths of one percent (2/5 of 1%) of the sum of the principal aggregate amount of all Loans outstanding under the Credit Agreement shall be payable to the Administrative Agent for the benefit of the Consenting Lenders (the "Restructuring Fee").

         Section 6. Representations and Warranties. The Borrower represents and warrants to the Agents and the Lenders that:

         (a) the execution, delivery and performance by the Borrower of this Waiver and the performance by the Borrower of the Credit Agreement as modified by this Waiver (i) have been duly authorized by all requisite corporate action on the part of the Borrower; and (ii) will not (x) violate (A) any provision of any statute, rule or regulation or the Certificate of Incorporation or By-laws (or similar governing documents) of the Borrower, (B) any applicable order of any court or any rule, regulation or order of any other agency of government or
(C) any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its property is bound, (y) be in conflict with, result in a breach of or constitute (with notice or lapse of time or both) a default under any such indenture, agreement or other instrument and (z) result in the creation or imposition of any Lien upon any property or assets of the Borrower except as contemplated by the Pledge Agreement or any of the other Loan Documents executed in connection with the Credit Agreement in favor of the Agents or the Lenders;

         (b) upon the occurrence of the Effective Date (as hereinafter defined), this Waiver will constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

         (c) after giving effect to this Waiver, no Event of Default has occurred and is continuing (except for the nonpayment to the Tranche A Lenders not party to this Waiver).

         Section 7. Effective Date. This Waiver shall not become effective until the date (the "Effective Date") on which this Waiver shall have been executed by the Borrower, the Agents, Tranche A Lenders holding at least 51% of the outstanding Tranche A Loans and Lenders representing the Required Banks (as defined in the Credit Agreement), and the following conditions precedent shall have been satisfied:

              (i) Receipt by the Agents of fully executed original counterparts of this Waiver executed by the Borrower, the Agents, Tranche A Lenders representing at least 51% of the outstanding Tranche A Loans and Lenders representing the Required Banks, and such Waiver shall be accepted and agreed to by Ventas, Inc.

              (ii) The Borrowers shall have paid the Restructuring Fee to the Administrative Agent, by wire transfer of immediately available funds, for distribution pro rata, based upon the aggregate principal amount of all outstanding Loans under the Credit Agreement of each such Consenting Lender, to the Consenting Lenders which shall have executed and delivered counterparts in accordance with Section 5 of this Waiver.

         Section 8. Legal Details. The Agents and their counsel shall have received all the information, and such counterpart originals or such certified or other copies of such materials, as the Agents or their counsel may reasonably request, and all legal matters incident to the effectiveness of this Waiver shall be satisfactory to the Agents and their counsel. All documents executed or submitted pursuant hereto or in connection herewith shall be satisfactory in form and substance to the Agents and their counsel.

         Section 9. Miscellaneous Other Provisions. Without limiting the generality of Section 9.3(a) of the Credit Agreement, the Borrower hereby agrees that it will pay on presentation (i) all statements for fees and expenses of any financial, accounting or valuation advisors or special counsel retained by the Agents (including, but not limited to, Morgan, Lewis & Bockius LLP and Conway, Del Genio, Gries & Co., LLP), as well as all out-of-pocket expenses incurred by the Agents in connection with their duty as Agents and (ii) all reasonable out-of pocket expenses of members of the steering committee for the Lenders (other than the Agents), including reasonable fees and expenses of counsel retained by individual members of the steering committee; provided, however, that the aggregate amount of such out-of-pocket fees and expenses of the individual steering committee members shall not exceed $150,000. The Borrower also agrees that its obligations set forth in Section 9.3 of the

Credit Agreement shall extend to the preparation, execution and delivery of this Waiver, including the reasonable fees and disbursements of counsel to the Agents.

         (b) The right of the Borrower pursuant to Section 9.6(c) of the Credit Agreement to consent to any Assignee and the related assignment shall be determined without giving effect to this Waiver, and any Assignee and the related assignment shall always (including any time after expiration of the Waiver Period) be subject to the consent of the Agents regardless of whether any Event of Default has occurred and is continuing; provided, however, that the Administrative Agent shall provide written notice to the Borrower of the identity of any such Assignee which is a new Lender, and the amount of Loans held by such Assignee, within a reasonable time within which such Assignee becomes a new Lender.

         Section 10. Lapse of Waiver. The Borrower agrees that its failure to comply with any provision of this Waiver shall cause the waivers granted hereby to cease to be in effect immediately and without the requirement of any prior notice from or further action on the part of any Lender or the Agents.

         Section 11. Limited Waiver; Ratification of Credit Agreement. (i) Except to the extent hereby waived or modified, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

         (ii) This Waiver shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any other right or rights which the Agents or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Waiver.

         Section 12. Counterparts. This Waiver may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Waiver by facsimile shall be effective as delivery of a manually executed counterpart of this Waiver.

         Section 13. Loan Document. This Waiver is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated therein) be construed, administered, and applied in accordance with all of the terms and provisions of the Credit Agreement.

         Section 14. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         Section 15. Restructuring. The parties hereby agree that, as soon as practicable, but by no later than January 31, 2000, the parties shall close a restructured Credit Agreement (and related documents), to be reasonably agreed upon among the Borrower, the Agents and the Lenders, which will contain the terms on Exhibit A hereto and which Exhibit A is made a part hereof (the "Restructuring Proposal"). The parties further agree that any payments made under Section 5 hereof shall be credited against such payments due with respect to the "Restructuring Fee" required under the Restructuring Proposal.

         Section 16. Successors and Assigns. The provisions of this Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

              [The remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the day and the year first above written.

                                        VENTAS REALTY, LIMITED PARTNERSHIP (BY
                                        ITS GENERAL PARTNER VENTAS, INC.)


                                        By: /s/ Steven T. Downey
                                           ---------------------------
                                        Title: Executive VP and CFO

                                        BANK OF AMERICA, NA, as a Bank and as
                                        Administrative Agent


                                        By: /s/ Jay T. Wampler
                                           --------------------------
                                        Title: Managing Director

                                        MORGAN GUARANTY TRUST COMPANY OF NEW
                                        YORK, as a Bank and as Documentation
                                        Agent


                                        By: /s/ Anna Marie Fallon
                                           --------------------------
                                        Title: Vice President

                                        AG CAPITAL FUNDING PARTNERS, L.P.
                                        By: Angelo, Gordon & Co., L.P. as
                                        Investment Adviser


                                        By: /s/ Michael L. Gordon
                                           -------------------------
                                        Title: Authorized Signatory

                                        AMSOUTH BANK OF ALABAMA


                                        By: /s/ Samuel M. Ballesteros
                                           --------------------------
                                        Title: Senior Vice President

                                        APPALOOSA INVESTMENT LIMITED
                                        PARTNERSHIP I


                                        By:/s/ James E. Bolin
                                           -------------------------
                                        Title: Vice President

                                        BANK OF LOUISVILLE


                                        By: /s/ John Barr
                                           ----------------------------
                                        Title: Senior Vice President

                                        BANK OF NY NATS 14
                                        (AMERICAN MONEY MANAGEMENT)


                                        By: /s/ Betty A. Cocozza
                                           ----------------------------
                                       Title: Assistant Vice President

                                        BANKERS TRUST


                                        By: /s/Peter Schellbach
                                           ----------------------------
                                        Title: Vice President

                                        PARIBAS (f/k/a Banque Paribas)


                                        By: /s/ William A. Wexler
                                           ----------------------------
                                        Title: Director


                                        By: /s/ David Canavan
                                           ----------------------------
                                        Title: Managing Director



                                        BEAR, STEARNS & CO. INC.


                                        By: /s/ Gregory A. Hanley
                                           ----------------------------
                                        Title: Senior Managing Director

                                        BLACK DIAMOND CLO 1998-1, LTD.


                                        By:_____________________________
                                        Title:

                                        BLACK DIAMOND INTERNATIONAL FUNDING LTD


                                        By:_____________________________
                                        Title:

                                        CANADIAN IMPERIAL BANK OF COMMERCE


                                        By:_____________________________
                                        Title:

                                        CHASE SECURITIES INC. as agent for
                                        THE CHASE MANHATTAN BANK


                                        By: /s/ Howard J. Golden
                                           ----------------------------
                                        Title: Authorized Signatory

                                        COMERICA BANK


                                        By: /s/ John F. Regan
                                           ----------------------------
                                        Title: Vice President

                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By: /s/ Alan Sidrane
                                           ----------------------------
                                        Title: Senior Vice President

                                        BANK AUSTRIA CREDITANSTALT CORPORATE
                                        FINANCE, INC.


                                        By: /s/ John G. Taylor
                                           ----------------------------
                                        Title: Vice President


                                        By: /s/ Robert M. Biringer
                                           ----------------------------
                                        Title: Executive Vice President

                                        DELANO COMPANY
                                        By: Pacific Investment Management
                                        Company, as its Investment Advisor



                                        By: /s/ Raymond Kennedy
                                           ----------------------------
                                        Title: Senior Vice President

                                        DEPARTMENT OF PENSIONS CITY OF LOS
                                        ANGELES


                                        By: /s/ Robert J. Capozzi
                                           ----------------------------
                                        Title: Managing Director

                                        DLJ CAPITAL FUNDING INC.


                                        By: /s/ Howard Shams
                                           ----------------------------
                                        Title: Vice President

                                        FC CBO II LTD (BANK OF MONTREAL)


                                        By: /s/ Dale Richardson
                                           ----------------------------
                                        Title: Director

                                        FERNWOOD ASSOCIATES LP


                                        By: /s/ Thomas P. Borger
                                           ----------------------------
                                        Title: General Partner

                                        FIRST AMERICAN NATIONAL BANK


                                        By: /s/ Samuel M. Ballesteros
                                           ----------------------------
                                        Title: Senior Vice President

                                        FIRST DOMINION FUNDING I


                                        By: /s/ Andrew H. Marshak
                                           ----------------------------
                                        Title: Authorized Signatory

                                        FIRSTAR BANK N.A. (STAR BANK)


                                        By: /s/ Stephen J. Jones
                                           ----------------------------
                                        Title: Vice President

                                        FOOTHILL INCOME TRUST By FIT GP, its
                                        General Partner


                                        By: /s/ M.E. Stearns
                                           ----------------------------
                                        Title: Managing Member

                                        FOOTHILL PARTNERS III LP


                                        By: /s/ M.E. Stearns
                                           ----------------------------
                                        Title: Managing General Partner

                                        FRANKLIN FLOATING RATE TRUST


                                        By: /s/ Chauncey Lufkin
                                           ----------------------------
                                        Title: Vice President

                                        FRANKLIN MUTUAL ADVISERS, LLC


                                        By: /s/ Bradley Takahashi
                                           ----------------------------
                                        Title: Assistant Vice President

                                        GOLDMAN SACHS CREDIT PARTNERS LP


                                        By: /s/ John Urban
                                           ----------------------------
                                        Title: Partner

                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                        NEW YORK BRANCH


                                        By: /s/ Takuya Honjo
                                           ----------------------------
                                        Title: Senior Vice President

                                        LEHMAN COMMERCIAL PAPER INC.


                                        By: /s/ Stephen Pomerantz
                                           ----------------------------
                                        Title: Authorized Signature

                                        MICHIGAN NATIONAL BANK


                                        By: /s/ Daniel J. Forhan
                                           ----------------------------
                                        Title: Vice President, Asset Structuring
                                        Manager

                                        ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
                                        By: Pilgrim Investment, Inc., as its
                                        Investment Manager


                                        By: /s/ Howard Tiffen
                                           ----------------------------
                                        Title: Authorized Signatory

                                        ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
                                        By: Pilgrim Investment, Inc., as its
                                        Investment Manager


                                        By: /s/ Howard Tiffen
                                           ----------------------------
                                        Title: Authorized Signatory

                                        NATIONAL WESTMINSTER BANK PLC
                                        By: NatWest Capital Markets Limited; its
                                        Agent
                                        By: Greenwich Capital Markets, Inc., its
                                        Agent


                                        By: /s/ Richard J. Jacoby
                                           ----------------------------
                                        Title: Assistant Vice President

                                        NORTHWOODS CAPITAL LIMITED
                                        By: Angelo, Gordon & Co., L.P., its
                                        collateral manager


                                        By: /s/ Michael L. Gordon
                                           ----------------------------
                                        Title: Authorized Signatory

                                        ORIX USA CORPORATION


                                        By: /s/ Hiroyuki Miyauchi
                                           ----------------------------
                                        Title: Executive Vice President

                                        PERRY PARTNERS INTERNATIONAL, INC.


                                        By: /s/ Paul Leff
                                           ----------------------------
                                        Title: Senior Managing Director

                                        PERRY PARTNERS LP


                                        By: /s/ Paul Leff
                                           ----------------------------
                                        Title: Senior Managing Director

                                        PILGRIM AMERICA PRIME RATE TRUST
                                        By: Pilgrim Investments, Inc., as its
                                        investment manager


                                        By: /s/ Howard Tiffen
                                           ----------------------------
                                        Title: Authorized Signatory

                                        MORGAN STANLEY DEAN WITTER
                                        PRIME INCOME TRUST


                                        By: /s/ Sheila Finnerty
                                           ----------------------------
                                        Title: Vice President

                                        ROYALTON COMPANY
                                        By: Pacific Investment Management
                                        Company, as its Investment Advisor


                                        By: /s/ Raymond Kennedy
                                           ----------------------------
                                        Title: Senior Vice President

                                        SILVER OAK CAPITAL LLC


                                        By: /s/ Michael L. Gordon
                                           ----------------------------
                                        Title: Authorized Signatory

                                        SOCIETE GENERALE


                                        By: /s/ Harry T. Nullet
                                           ----------------------------
                                        Title: Director

                                        THE TORONTO DOMINION BANK


                                        By: /s/ Jorge A. Garcia
                                           ----------------------------
                                        Title: Mgr. Cr. Admin.

                                        TYLER TRADING, INC.


                                        By: /s/ Johnny E. Graves
                                           ----------------------------
                                        Title: President

                                        U.S. BANCORP INVESTMENTS INC.


                                        By: /s/ William Montgomery
                                           ----------------------------
                                        Title: EVP

                                        VAN KAMPEN PRIME RATE INCOME TRUST
                                        By: Van Kampen Investment Advisory Corp.


                                        By: /s/ Douglas J. Smith
                                           ----------------------------
                                        Title: Vice President

                                        VAN KAMPEN SENIOR INCOME TRUST
                                        By: Van Kampen Investment Advisory Corp.


                                        By: /s/ Douglas J. Smith
                                           ----------------------------
                                        Title: Vice President

                                        VAN KAMPEN CLO I, Limited
                                        By: Van Kampen Management Inc.,
                                        as Collateral Manager


                                        By: /s/ Douglas J. Smith
                                           ----------------------------
                                        Title: Vice President

                                        WACHOVIA BANK, NA


                                        By: /s/ John Coffin
                                           ----------------------------
                                        Title: Senior Vice President

                                        WHIPPORWILL ASSOCIATES


                                        By:_____________________________
                                        Title:

                                        DK ACQUISITION PARTNERS, L.P.


                                        By: /s/ Thomas Kempner Jr.
                                           ----------------------------
                                        Title: Partner

                                        MORGENS WATERFALL, VINTIADIS & COMPANY,
                                        INC., acting on behalf of certain
                                        investment advisory clients


                                        By: /s/ Neil A. Augustine
                                           ----------------------------
                                        Title: Authorized Agent



Agreed to and Consented to
by: VENTAS, INC.


By: /s/ Steven T. Downey
   ----------------------------
Title: Executive VP and CFO

                                                                       Exhibit A
                                               to Waiver and Extension Agreement
                                               ---------------------------------


                     VENTAS REALTY, LIMITED PARTNERSHIP

                             ----------------------

            OUTLINE OF PRINCIPAL TERMS OF PROPOSED RESTRUCTURING
                       OF THAT CERTAIN CREDIT AGREEMENT
                          DATED AS OF APRIL 29, 1998


         The following is a summary of the principal terms and conditions upon which the Borrower (as hereinafter defined) and the lenders have agreed to amend that certain Credit Agreement, dated as of April 29, 1998 (the "Credit Agreement"), among Ventas Realty, Limited Partnership (the "Borrower"), each of the financial institutions from time to time party thereto as lenders (together with their successors and assigns, the "Existing Lenders"), NationsBank, N.A. (now known as Bank of America, N.A.) as Administrative Agent and Morgan Guaranty Trust Company of New York as Documentation Agent (together with the Administrative Agent, the "Agents").

Purpose:                   To modify the terms of the Credit Agreement, as set
-------                    forth herein.  Capitalized terms used herein and not
                           otherwise defined shall have the meanings assigned to them in the Credit Agreement.

Restructuring of Loans:    The Existing Lenders agree that as soon as practic-
----------------------     able and in any event no later than January 31, 2000,
                           and upon the satisfaction of certain conditions precedent set forth below (the "Closing Date"), the Existing Lenders will convert their existing
                           Loans under the Credit Agreement (the "Existing
                           Loans") into one (or more) of three tranches (the
                           "Restructured Loans") of a New Credit Facility (as defined herein) as follows (such Lenders being here-inafter referred to as the "Restructured Lenders"):


               Principal    Interest      Final
                Amount        Rate       Maturity      Minimum Amortization
               ---------    --------     --------      --------------------
                              ($'s in millions)

    Tranche A    $200        LIBOR +     12/31/02   $50 payable on the Closing
                             275 bps                Date.

                                                    $50 payable within 30 days
                                                    after effective date of
                                                    Vencor, Inc's plan of
                                                    reorganization (the "Vencor
                                                    Effective Date").

                                                    Thereafter, Monthly Cash
                                                    Sweep (as defined herein).

    Tranche B    $300    LIBOR + 375     12/31/05   One-time application of
                         (interest rate             Excess Cash held by Ventas
                         decrease to                30 days after the Vencor
                         LIBOR + 325                Effective Date (after $50
                         after $150                 payment to Tranche A),
                         million pay                applied to Tranche B Loans
                         down of Tranche            in inverse order of maturity
                         B Loans)                   (the "Tranche B Payment").
                                                    $50 in 2003
                                                    $50 in 2004
                                                    Balance in 2005


                Balance
                of
                Existing
    Tranche C   Loans      LIBOR + 425   12/31/07   None
                (approx.
                $475)


Revolving Credit Facility:  In  addition  to the $975  million  of  restructured
-------------------------   debt, the New Credit Facility will also include a
                            $25 million Revolving Credit Facility to be provided by interested Existing Lenders (the "Revolving
                            Lenders") upon pricing and terms to be agreed upon.
                            The New Credit Facility shall be comprised of the Restructured Loans and new Revolving Credit Facility
                            (collectively, the "New Credit Facility").

                            If an Event of Default occurs and is continuing, all proceeds of Collateral (as herein defined) shall be paid first to repay the loans made under the Revolving Credit Facility, then to repay pro rata the Restructured Loans.

Exchange Offer:             To the extent that Tranche A or B of the New Credit
--------------              Facility is oversubscribed, it will be allocated as
                            follows:

                                      First, to the holders of Tranche A Loans under the Credit Agreement (the "Bridge Lenders"), pro rata based on each Bridge Lender's principal amount outstanding of Tranche A Loans under the Credit Agreement (the "Bridge Loans").

                                      Second, to the holders of the Tranche B
                                      Loans under the Credit Agreement (the
                                      "Revolving Lenders"), pro rata based on
                                      each Revolving Lender's principal amount outstanding of Tranche B Loans under the Credit Agreement (the "Revolving Loans").

                                      Third, to the remaining Existing Lenders, pro rata based on principal amount outstanding of non-Bridge Loan and non-Revolving Loan facilities under the Credit Agreement.



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


Mandatory Prepayments                 So long as no Event of Default haS
Under New Credit Facility:            occurred and is continuing, all mandatory
-------------------------             prepayments (other than the Tranche B
                                      Payment) will be applied:  first, to
                                      Tranche A Loans;  second, to Tranche B
                                      Loans; and third, to Tranche C Loans, to be applied in order of maturity within each separate Tranche.

        Excess Cash         Until there has been a total of $200 million oF
        Flow:               amortization (including the Minimum Amortization)
                            and/or prepayments with respect to the Restructured
                            Loans under the New Credit Facility (the "$200
                            Million Pay Down"), (i) there will be a monthly sweep of "Excess Cash Flow" to prepay/amortize such Tranche A Loans (the "Monthly Cash Sweep") and (ii) the Revolving Credit Facility will remain in place.


                            During the periods when minimum REIT dividends may be paid, "Excess Cash Flow" shall be defined to mean cash receipts (other than borrowings under the Revolving Credit Facility or Net Cash Proceeds (as defined herein)) less cash disbursements less reasonable reserves for (i) specific non-monthly cash disbursements to be enumerated in the New Credit Facility which shall include dividends and required taxes and (ii) other non-monthly cash disbursements which shall be reasonably acceptable to the Agents.

        Asset Sales and     So long as no Event of Default has occurred or is
        Refinancings:       continuing, 100% of the net cash proceeds (i.e.,
                            after deduction for allowable REIT dividends and payment of required taxes and other related costs
                            (the "Net Cash Proceeds")) from (i) the sale of any Collateral, (ii) any refinancing, (iii) an equity investment, (iv) a Commercial Mortgage Backed
                            Securities transaction, (v) the entry into a joint venture or (vi) any other such similar transaction which generates Net Cash Proceeds, shall be paid to the Administrative Agent for the benefit of the Restructured Lenders.

                            The Borrower may prepay the Restructured Loans without penalty.

Change in Control:          In the event of a change in control, the obligations
-----------------           owing with respect to the New Credit Facility will
                            accelerate unless the Required Lenders (51%) consent to such change in control, such consent not to be unreasonably withheld.

Payment of REIT
Dividends:
---------

        Dividend for         Limited to minimum REIT dividend.  Borrower may
        1999 Taxable Year:   elect to make distributions to Ventas, Inc.
                             ("Ventas") to enable it to pay the dividend through the distribution of cash, Vencor common stock, or a combination of the two, so long as the required
                             Minimum Amortization is achieved.

        Other                Prior to the $200 Million Pay Down, Borrower will
        Dividends:           make distributions to Ventas to enable it to pay
                             only the minimum REIT dividend.  After the $200
                             Million Pay Down, the dividend restriction will be lifted at which time the Borrower shall be permitted to make distributions to Ventas to enable it to pay a dividend equal to a standard REIT dividend. Dividends shall be payable no more frequently than quarterly except for payments with respect to the balance of the minimum REIT dividend payable for the 1999 tax year (expected to be paid in 2000) which may be paid more frequently in order to reduce or minimize tax penalties.

                             No dividend during the occurrence of a default in the payment of principal or interest under the New Credit Facility.

Additional Collateral:       The Borrower and Guarantor (Ventas) must pledge to
---------------------        the Documentation Agent, on behalf of itself, the
                             Restructured Lenders and the Revolving Lenders
                             (collectively, the "Lenders") and, if necessary, on behalf of the holders of other Debt, if any, in an aggregate amount not to exceed $110 million
                             (provided that such amount shall be permanently decreased dollar for dollar as such Debt is repaid), (i) all unencumbered real property and real property related assets (including an assign-ment of leases and rents), (ii) all encumbered real property, personal property, and related assets
                             (subject to any prior lien on such property), (iii) all of the Guarantor's interest in any other entity which has not already been pledged to the Documen-tation Agent for its benefit and the benefit of the Lenders and (iv) a first lien on all unencumbered personal property of the Borrower located at or used in connection with the Borrower's real property being pledged pursuant to clauses (i) and
                             (ii) hereof, together with all of the proceeds and products of all of the foregoing (collectively, the "Additional Collateral"; and together with the existing collateral, the "Collateral"). Any interest rate protection agreements or Vencor stock held by Borrower or Ventas shall not constitute
                             Additional Collateral.


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



Restructuring  Fee:          In accordance with the Waiver and Extension Agree-
------------------           ment dated as of October 29, 1999 (the "Waiver"),
                             1% of outstanding principal amount of all Loans, one quarter of one percent (1/4 of 1%) of which shall be payable in cash upon the Effective Date of the Waiver to all Existing Lenders which timely executed and delivered the Waiver in accordance with the terms thereof, and the balance of which shall be payable in cash on the Closing Date;
                             provided,  however, that if all of the existing
                             Bridge Lenders execute and deliver counterpart signatures to the Waiver in accordance therewith, then, in lieu of the foregoing, two-fifths of one percent (2/5 of 1%) of the outstanding principal amount of all Existing Loans shall be payable in cash upon the Effective Date of the Waiver to all Existing Lenders which timely executed and delivered the Waiver in accordance with the terms thereof, and the balance of which shall be payable in cash on the Closing Date (the "Restructuring
                             Fee"). The balance of the Restructuring Fee shall be distributed pro rata to the Restructured Lenders based upon the principal amount of outstanding
                             Existing Loans under the Credit Agreement.

Interest Rates and           The Interest Period (as defined in the Credit
Payment of Interest:         Agreement) for Euro-Dollar Loans shall be
-------------------          restricted to one, two or three months.  Interest
                             on all Loans under the New Credit Facility shall be payable monthly.

Covenants in effect          In an effort to simplify Article V of the Credit
after Vencor                 Agreement, many of the financial covenants of the
Effective Date:              type contained in Section 5.8 therein shall be
--------------               modified, replaced or eliminated.  In addition, as
                             of the Closing Date, it will be necessary to reset covenants and modify other provisions of the Credit
                             Agreement taking into account the proposed Vencor restructuring, the Government's proposed settlement
                             (the "Government Settlement") and Borrower's financial condition (reasonably taking into account potential modifications to the terms of each thereof).

Covenants in                 Except as otherwise provided herein, affirmative
effect at all times:         and negative covenants of the type contained in the
-------------------          following sections of the Credit Agreement will be
                             included in the New Credit Facility with modifi-cations consistent with the terms hereof: 5.1-5.7, 5.9-5.14, 5.21-5.22, and 5.24. In addition, the following covenants will be included:

                             1. Asset sales and refinancings will be permitted to the extent Net Cash Proceeds are used to repay the New Credit Facility.

                             2. Joint ventures will be permitted (a) upon consent of a majority of the Lenders and (b) to the extent joint venture interest is pledged to secure the Borrower's obligations under the New Credit Facility.

                             3. Section 5.15 of the Credit Agreement will be modified to permit the Borrower to participate, up to an aggregate amount not to exceed $5 million, in a Vencor rights offering which is made available to the Borrower and other classes of creditors of Vencor; provided, that (i) the securities acquired by the Borrower in the Vencor rights offering are distributed to Ventas shareholders in full or partial satisfaction of Ventas' minimum REIT dividend, and (ii) the terms and conditions of the Vencor rights offering and the Borrower's participation therein shall be reasonably acceptable to the Agents.

                             4. Payment of principal and interest on all obligations under New Credit Facility.


Additional Covenants
in effect prior to
Vencor Effective Date:
---------------------         1.  No dividend other than minimum REIT dividend.

                              2. The incurrence of additional debt (over that outstanding under the New Credit Facility, the obligations to the U.S. Government in connection with the proposed Government Settlement, and existing debt) shall be prohibited (except refinancing debt (the proceeds of which are used to pay down the New Credit Facility) and de minimis capital leases, etc.).

                             Prior to the Vencor Effective Date, there will be no financial covenants.

Events of Default:           Section 6.1 of the Credit Agreement shall be
-----------------            amended to include
                             the following additional Events of Default: (i) the Vencor Effective Date shall not have occurred by 12/31/00; (ii) after the Vencor Effective Date, the continuing failure by Vencor to make three (3) consecutive payments of monthly rent under the revised Master Leases; and (iii) a default by Ventas in the payment of its obligations under the Government Settlement and an acceleration of its obligations thereunder.

                             Upon the occurrence and during the continuance of a "payment" Event of Default under the New Credit Facility, the Borrower's (or Guarantor's) payment of dividends to its shareholders shall be suspended.

Modification of Other        Certain other definitions or sections of the Credit
Credit Agreement             Agreement (including, but not limited to,
Provisions:                  representations and warranties) shall be modified
----------                   to reflect the terms and conditions set forth
                             herein.

Costs and                    On or prior to the Closing Date, all out-of-pocket
Expenses:                    expenses incurred by the Agents, including (without
--------                     limitation) the reasonable fees and disbursements
                             of, among others, Morgan, Lewis & Bockius LLP
                             ("MLB"), counsel to the Agents and Conway, DelGenio, Gries & Co., LLP, financial advisors to
                             MLB, incurred in connection with the Credit
                             Agreement and the transactions contemplated by this Term Sheet shall be paid by the Borrower whether or not such transactions are consummated. In addition, all reasonable out-of-pocket expenses of the members of the lender group steering committee
                             (other than the Agents), including reasonable fees and expenses of counsel retained by individual members of the steering committee, shall be paid by the Borrower on or prior to the Closing Date;
                             provided, however, that the aggregate amount of such out-of-pocket fees and expenses of the lender group steering committee shall not exceed $150,000.

Closing Date:                New Credit Facility shall close as soon as
------------                 practicable, and in any event no later than
                             January 31, 2000. Parties shall use their best efforts to execute and deliver all ancillary documents and Security Documents (as defined herein) by January 31, 2000, but in no event shall such documents be delivered later than February 28, 2000.

Closing Conditions:          To include (without limitation):
------------------
                             1.   Execution and delivery to the Agents of a New
                                  Credit Facility,
                                  which amends and restates the Credit
                                  Agreement to incorporate the terms  and
                                  conditions set forth herein and provides for the Revolving Credit Facility, which New Credit Facility shall be in form and substance reasonably satisfactory to the Agents and the Borrower.

                             2. Execution and delivery to the Documentation Agent, on behalf of itself and the Lenders, of an amended and restated Pledge and Security Agreement, which amends and restates the Pledge and Security Agreement dated as of April 29, 1998 among Ventas, Inc., the Borrower and the Documentation Agent to incorporate the terms and conditions set forth herein with respect to the Borrower's pledge of the Additional Collateral to the Documentation Agent on behalf of itself and the Lenders, which amended and restated Pledge and Security Agreement shall be in form and substance reasonably satisfactory to the Agents and the Borrower.

                             3.   Execution and delivery of all documents
                                  ("Security Documents") required to create and perfect the security interests in the Additional Collateral in favor of Documenta-tion Agent on behalf of itself and the Lenders by no later than February 28, 2000, together with reasonable and appropriate local real estate counsel opinions with respect to local law issues, all in form and substance reasonably satisfactory to the Agents and the
                                  Borrower.   In connection with the creation
                                  and perfection of the liens in the Additional Collateral, the Borrower will provide copies of its existing documents, instruments and files relating to the Additional Collateral reasonably in advance of the Closing Date.

                             4. Payment to the Administrative Agent, in full in cash, for payment to the Restructured Lenders, the balance of the Restructuring Fee.

                             5. Borrower shall have obtained all necessary consents and waivers necessary to permit the transactions contemplated hereby.

                             6. After giving effect to the New Credit Facility no Default or Event of Default thereunder (which has not been waived in writing) shall have occurred and be continuing.

                             7.   Payment of all outstanding fees and expenses.

                             8.   Other usual and customary conditions to
                                  closing, including an opinion of Borrower's counsel which shall be reasonably satisfactory to the Agents.


Governing Law:               New York.
-------------


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